Supplement dated September 18, 2012 to Prospectuses dated May 1, 2012 for

Variable Universal Life III

Variable Universal Life II

Variable Universal Life

Supplement dated September 18, 2012 to Prospectuses dated May 1, 2009, as supplemented for

VUL GuardSM

Survivorship VUL GuardSM

Survivorship Variable Universal Life II

Supplement dated September 18, 2012 to Prospectus dated May 1, 2005, as supplemented for

Survivorship Variable Universal Life

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

The following will occur as a result of the reorganization (merger) of the Oppenheimer High Income Fund/VA with and into the Oppenheimer Global Strategic Income Fund/VA.

1.	Effective October 26, 2012, after the close of the New York Stock Exchange (NYSE), we will transfer account value allocated to the Oppenheimer High Income division into the Oppenheimer Global Strategic Income division. If we receive transaction requests (in good order) before the NYSE closes on October 26, 2012, we will process those requests prior to the transfer. Note: You may transfer your account value out of the Oppenheimer High Income division prior to the merger.

2.	A written confirmation statement will be sent to all affected policy owners.

3.	After October 26, 2012, the Oppenheimer High Income division will no longer be available as an investment choice in your policy. In addition, transaction requests referencing the Oppenheimer High Income division will be considered not in good order.

Transfer Charges and Limits

If, due to the reorganization, we transfer any of your account value, such transfer will not count towards transfer limits imposed by our market timing policies. Currently, we do not charge a fee for transfers or limit the number of transfers.

Impact on Automated Programs and Future Premium Payments

Note: You may change your automated program elections and future premium allocations prior to the merger date by completing the appropriate forms and submitting them in good order to our Administrative Office.

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After October 26, 2012, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Oppenheimer High Income division, we will allocate the premium to the Oppenheimer Global Strategic Income division.

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If you have selected the Oppenheimer High Income division as an investment option in the Dollar Cost Averaging program, we will replace that division with the Oppenheimer Global Strategic Income division after October 26, 2012. However, if after the merger, the Oppenheimer Global

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Strategic Income division would be both a “transfer to” and “transfer from” investment option, the program will terminate after October 26, 2012.

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If you have selected the Oppenheimer High Income division as an investment option in the Portfolio Rebalancing program, we will replace that division with the Oppenheimer Global Strategic Income division after October 26, 2012. However, if the Oppenheimer Global Strategic Income division is the only investment option in the Portfolio Rebalancing program, the program will terminate after October 26, 2012.

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If you have selected the Oppenheimer High Income division as an investment option in the Directed Monthly Deduction Program (not available for VUL GuardSM or Survivorship VUL GuardSM), we will replace that division with the Oppenheimer Global Strategic Income division after October 26, 2012.

Electronic Premium Payments

In an effort to make more flexible payment options available to you, we are introducing the ability to establish recurring electronic premium payments and policy loan repayments effective November 3, 2012. Accordingly, the following replaces text under the heading “Electronic Premium Payments” located in the “Premiums” section of each prospectus as specified below.

Variable Universal Life III only - The following text replaces paragraphs two through five; and for all other listed policies – The following replaces the text in its entirety.

You may also initiate single or recurring premium payments for your inforce policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call the MassMutual Customer Service Center at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. ET).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

You may also make payments by wire transfer. For instructions on how to make a payment by wire transfer, please call the MassMutual Customer Service Center at 1-800-272-2216.

In addition, the following text replaces the third paragraph under the heading “Repayment of Loans” in the “Policy Transactions” section. The new electronic payment option for loans will be available on November 3, 2012.

You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. In addition, loan repayments may be mailed to the same address used for subsequent premium payments. Refer to the “Subsequent Premium Payments” and “Electronic Premium Payments” sections for more information.

If you have questions about this supplement, wish to revise your premium allocation or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-272-2216. For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual.

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